Exhibit 99.1

FORBEARANCE AGREEMENT

This Forbearance Agreement (this “Agreement”) is made as of the 13th of November, 2008, by and among IMPERIAL PETROLEUM, INC., a Nevada corporation (the “Borrower”), the lenders party hereto (each a “Lender” and collectively, the “Lenders”), D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership, formerly known as Highbridge/Zwirn Special Opportunities Fund, L.P. (“DBZ”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and DBZ, as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent”; and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, Collateral Agent, and the Lenders are parties to that certain Credit Agreement dated as of April 13, 2007, as amended by that certain Forbearance Agreement and Amendment Number One to Credit Agreement (the “First Amendment”) dated as of March 24, 2008 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower;

WHEREAS, the Borrower has failed to comply with the terms and conditions of the Credit Agreement by, among other things, (a) failing to comply with Section 2.05(e) of the Credit Agreement by failing to pay when due interest on the Revolving Loans from the period on and after the First Amendment Date, (b) allowing the “Designated Events of Default” as defined in the First Amendment to occur and continue, and (c) failing to comply with Section 7.01(a) of the Credit Agreement for the period following the First Amendment Date by failing to deliver the documents required thereby (such Events of Default described in clauses (a) through (c) hereof, the “Existing Events of Default”);

WHEREAS, Borrower has requested that the Agents and Lenders forbear from exercising remedies with respect to the Existing Event of Default as set forth herein; and

WHEREAS, on and subject to the terms and conditions set forth herein, the Agents and Lenders have agreed to the requested forbearance;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Forbearance. The Loan Parties acknowledge and agree that (a) the Existing Events of Default have occurred and are continuing and (b) upon the Forbearance Termination Date (defined below) the forbearance provided under this Section 1 shall terminate and the Agents and Lenders shall have the right to exercise any and all rights and remedies under Section 9.01 of the Credit Agreement or otherwise under the Loan Documents or under applicable law or at equity due to such Existing Events of Default or any other Event of Default that has occurred and is continuing. The Agents and Lenders hereby agree as of the date hereof to forbear from exercising any rights or remedies under Section 9.01 of the Credit Agreement or otherwise under the Loan Documents or under applicable law or at equity with respect to the Existing Events of Default until the earliest of (i) the occurrence of a breach or default under this Agreement, (ii) the occurrence of a Default other than an Existing Event of Default, or (iii) December 29, 2008.

The Loan Parties acknowledge and agree that, if any breach or default under this Agreement occurs, or if any Default other than an Existing Event of Default occurs, the Forbearance Termination Date shall be deemed to have occurred immediately prior thereto, this Section 1 shall cease to be effective, and the Agents and Lenders shall be entitled to (x) terminate all Commitments under the Credit Agreement and declare all of the Loans then outstanding to be due and payable, whereupon the aggregate principal of all Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under the Credit Agreement and the other Loan Documents shall become due and payable immediately, without presentment, demand, protest or further notice of any kind and (y) exercise immediately their rights and remedies under the Loan Documents and under applicable law or at equity. Each Loan Party hereby further acknowledges and agrees that from and after the Forbearance Termination Date, the Agents and Lenders shall be under no obligation of any kind whatsoever to forbear from exercising any remedies on account of the Existing Events of Defaults or any other Event of Default (whether similar or dissimilar to the Existing Events of Default). It is the Agents’ and Lenders’ current intention not to grant any extensions to the forbearance period provided above.

2. Future Advances (If Any) Entirely Discretionary. The foregoing notwithstanding, if and to the extent the Agents and Lenders continue to make Advances, notwithstanding the occurrence of any Default or Event of Default, whether specified herein or otherwise, (a) such Advances shall be made, issued, caused to be issued, or executed, as applicable, in the Agents’ and Lenders’ sole and absolute discretion, and (b) no such action shall be construed as (i) a waiver or forbearance of any of the Agents’ and Lenders’ rights, remedies, and powers against Borrower or the Collateral (including, without limitation, the right to terminate without notice, the making of Advances) or (ii) a waiver of any such Default or Event of Default.

3. Representations and Warranties. Each Loan Party hereby represents and warrants in favor of each Agent and each Lender as follows:

a. Such Loan Party has the corporate power and authority (a) to enter into this Agreement and (b) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

b. This Agreement has been duly authorized, validly executed and delivered by an authorized officer of such Loan Party, and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms;

c. The execution and delivery of this Agreement and performance by such Loan Party under the Credit Agreement, as amended from time to time, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Loan Party which has not already been obtained, nor contravene or conflict with the charter documents of such Loan Party, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which such Loan Party is party or by which any of its properties are or may become bound; and

d. The representations and warranties contained in Article IV of the Credit Agreement and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the date hereof (except to the extent that any such representations or warranties expressly relate solely to an earlier date) are true and correct on and as of the date hereof.

4. Acknowledgement.

a. Acknowledgement of Security Interests. Each Loan Party hereby acknowledges, confirms and agrees that Collateral Agent, for itself and the benefit of Agents and Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral granted to Collateral Agent, for itself and the benefit of the Agent and Lenders, pursuant to the Loan Documents or otherwise granted to or held by Collateral Agent, for itself and the benefit of the Agents and Lenders.

b. Binding Effect of Documents. Each Loan Party hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to the Agents and Lenders thereto by such Loan Party, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of each Loan Party contained in such documents and in this Agreement constitute the legal, valid and binding obligations of such Loan Party and guaranteed indebtedness of the Loan Parties other than Borrower, enforceable against such Loan Party in accordance with their respective terms, and the Loan Parties have no valid defense to the enforcement of the Obligations and such guaranteed indebtedness, and (c) each Agent and each Lender are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and under applicable law or at equity.

5. Covenants. As a material inducement to the execution by the Agents and the Lenders of this Agreement, Borrower hereby agrees that:

a. it shall permit, and cause each of its Subsidiaries to permit, any agents and representatives selected by the Collateral Agent, at any time and at the expense of the Borrower, to perform title work, to visit and inspect its properties, to verify leases, to conduct appraisals, Phase I Environmental Site Assessments or examinations,

b. it shall permit, and cause each of its Subsidiaries to permit, qualified engineers selected by the Collateral Agent to audit, at any time and at the expense of the Borrower, the Loan Parties’ material wells, rigs and pipeline distribution systems and operations;

c. it shall permit, and cause each of its Subsidiaries to permit, financial representatives of the Collateral Agent, at any time and at the expense of the Borrower, to examine and make copies of and abstracts from its books and records;

d. it shall by December 15, 2008, or such later date as the Administrative Agent may approve in its sole discretion, enter into a settlement agreement with Administrative Agent and the Required Lenders in form and substance satisfactory to the Agents and the Required Lenders; and

e. it shall by December 15, 2008, or such later date as the Administrative Agent may approve in its sole discretion, enter into a settlement agreement with Pearl River Navigation, Inc. (“Pearl River”) in form and substance satisfactory to the Agent and the Required Lenders which shall, among other things, resolve the outstanding litigation between Pearl River and the Borrower and discharge all Liens held by Pearl River on the assets of the Borrower.

The failure to comply with any of the following on a timely basis shall constitute an immediate Event of Default.

6. Advice of Counsel. Each Loan Party has had the opportunity to obtain the advice of independent counsel of its own choosing in negotiations for and the preparation of this Agreement, has read this Agreement in full and final form, and fully understands this Agreement.

7. Payment of Costs and Fees. The Loan Parties shall pay to each Agent and each Lender all due diligence, costs, fees, expenses and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Agreement and any documents and instruments relating hereto. In addition thereto, the Loan Parties agree to reimburse each Agent and each Lender on demand for its costs arising out of this Agreement and all documents or instruments relating hereto (which costs may include the fees and expenses of any attorneys retained by any Agent or any Lender).

8. Conditions to Effectiveness of this Agreement. This Agreement shall become effective as of the date when, and only when, the following conditions have been satisfied as determined in each Agent’s and each Lender’s sole and absolute discretion:

a. Administrative Agent shall have received, in form and substance satisfactory to it, duly executed counterparts of this Agreement from each Loan Party and the Required Lenders on or before November 14, 2008; and

b. Borrower shall have paid all fees, costs and expenses incurred in connection with this Agreement and any other Loan Documents (including, without limitation, legal fees and expenses).

9. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflicts or choice of law principles thereof.

11. Loan Document. This Agreement shall be deemed to be a Loan Document for all purposes.

12. RELEASE BY LOAN PARTIES. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT: (I) NEITHER IT NOR ANY OF ITS SUBSIDIARIES HAS ANY CLAIM OR CAUSE OF ACTION AGAINST THE AGENTS OR LENDERS (OR ANY OF THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, AFFILIATES OR ATTORNEYS OF THE FOREGOING), (II) EACH AGENT AND EACH LENDER HAS HERETOFORE PROPERLY PERFORMED AND SATISFIED IN A TIMELY MANNER ALL OF ITS OBLIGATIONS TO EACH LOAN PARTY AND THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES AND (III) HE OR IT HAS RECEIVED THE ADVICE OF LEGAL COUNSEL WITH REGARD TO THE RELEASES AND WAIVERS CONTAINED HEREIN. EACH AGENT AND EACH LENDER WISHES (AND EACH LOAN PARTY AGREES) TO ELIMINATE ANY POSSIBILITY THAT ANY PAST CONDITIONS, ACTS, OMISSIONS, EVENTS OR CIRCUMSTANCES WOULD IMPAIR OR OTHERWISE ADVERSELY AFFECT ANY OF THEIR RIGHTS, INTERESTS, SECURITY AND/OR REMEDIES. FOR AND IN CONSIDERATION OF THE AGREEMENTS CONTAINED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, EACH LOAN PARTY (THE “RELEASORS”) VOLUNTARILY, KNOWINGLY, UNCONDITIONALLY

AND IRREVOCABLY RELEASES, WAIVES AND FOREVER DISCHARGES EACH AGENT AND EACH LENDER, TOGETHER WITH THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, SUBSIDIARIES, AFFILIATES, AGENTS, EMPLOYEES AND ATTORNEYS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM: (X) ANY AND ALL LIABILITIES, OBLIGATIONS, DUTIES, PROMISES OR INDEBTEDNESS OF ANY KIND OF THE RELEASED PARTIES TO THE RELEASORS OR ANY OF THEM, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED AND (Y) ALL CLAIMS, OFFSETS, CAUSES OF ACTION, SUITS OR DEFENSES OF ANY KIND WHATSOEVER (IF ANY), WHICH THE RELEASORS OR ANY OF THEM MIGHT OTHERWISE HAVE AGAINST THE RELEASED PARTIES OR ANY OF THEM, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, IN EITHER CASE (X) OR (Y) IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, OR ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, OR ON ACCOUNT OF ANY CONDITION, ACT, OMISSION, EVENT, CONTRACT, LIABILITY, OBLIGATION, INDEBTEDNESS, CLAIM, CAUSE OF ACTION, DEFENSE, CIRCUMSTANCE OR MATTER OF ANY KIND WHICH EXISTED, AROSE OR OCCURRED AT ANY TIME FROM THE BEGINNING OF THE WORLD TO THE DATE THIS AGREEMENT BECOMES EFFECTIVE.

13. Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. Any party delivering an executed counterpart of this Agreement by facsimile transmission or other electronic transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Agreement as of the day and year first written above.

IMPERIAL PETROLEUM, INC., a Nevada corporation

By:	/s/ Jeffrey T. Wilson
Name:	Jeffrey T. Wilson
Title:	President

COLLATERAL AGENT, ADMINISTRATIVE AGENT AND LENDER:

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By:	D.B. ZWIRN PARTNERS, LLC, its general partner

BY:	ZWIRN HOLDINGS, LLC, its managing member

By:	/s/ Lawrence D. Cutler
Name:	Lawrence D. Cutler
Title:

LENDER:

BERNARD NATIONAL LOAN INVESTORS, LTD.

By:	/s/ Lawrence D. Cutler
Name:	Lawrence D. Cutler
Title: